UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2024

Blue Owl Capital Corporation III

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	OBDE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On June 28, 2024, ORCC III Financing LLC (“ORCC III Financing”), a wholly owned subsidiary of Blue Owl Capital Corporation III, a Maryland corporation (the “Company”) entered into Amendment No. 5 (the “Fifth Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated July 29, 2021 and amended as of October 6, 2021, December 8, 2021, March 16, 2022 and December 8, 2023, by and among Société Générale, as agent (the “Agent”), Blue Owl Diversified Credit Advisors LLC, as collateral manager, State Street Bank and Trust Company, as collateral agent, Alter Domus (US) LLC, as collateral custodian, and the lenders party thereto.

The Fifth Credit Facility Amendment amends the Secured Credit Facility to change the benchmark for amounts drawn in Canadian dollars from CDOR to Term CORRA.

The description above is only a summary of the material provisions of the Fifth Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Fifth Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 5 to Loan and Servicing Agreement, dated as of June 28, 2024, by and among ORCC Financing III LLC, as Borrower, Blue Owl Capital Corporation III, as Equityholder, Blue Owl Diversified Credit Advisors LLC, as Collateral Manager, the Lenders from time to time parties thereto, Société Générale, as Agent, the other Lender Agents parties thereto, State Street Bank and Trust Company, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Capital Corporation III

Date: July 2, 2024	By:	/s/ Jonathan Lamm
Jonathan Lamm
Chief Financial Officer